October 1, 2026
MetLife Shield Level SelectorSM 3-Year Annuity
MetLife Shield Level SelectorSM 3-Year Annuity is an individual single-premium deferred index-linked annuity contract (the “Contract”) issued by Metropolitan Life Insurance Company (“MLIC,” “we,” “our,” or “us”). This means that additional purchase payments will not be accepted. The Contract is no longer available for new sales and all Contracts previously sold were sold only in the State of New York.
This Contract is available for use in connection with non-qualified plans, Traditional IRAs, and Roth IRAs. MLIC is located at 200 Park Avenue, New York, NY 10166-0188. The telephone number is (800) 343-8496. MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Contracts.
Please read the prospectus carefully before investing and keep it for future reference. This prospectus includes important information including a description of all material features, rights and obligations of the Contract. MLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. The investment options (Allocation Options) under the Contract include (1) the various Shield Options which credit positive, negative, or zero interest based on the performance of an underlying index, and provide certain protections in that MLIC will absorb specified levels of negative index returns; and (2) the Fixed Account which guarantees principal and interest. For more information about the types of Allocation Options available under the Contract, please see Appendix A – Investment Options Available Under the Contract.
Each of the currently offered Shield Options provide that we will absorb losses at least equal to 10% and 15%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection and 85% for 15% downside protection. These levels of protection are provided under each of the currently offered Shield Options but are only applicable for a specific Term. Cumulative losses over the life of the Contract could be much larger; e.g., you could lose up to 70-90% of Contract value. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 10% downside protection. In return for downside protection, we limit positive index gains for the Shield Options.
Each Shield Option also has a Rate Crediting Type (the Cap Rate or Step Rate), which are the ways in which we calculate any positive interest credited based on the performance of the underlying Index. We limit the amount you can earn on a Shield Option through the Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown in your Contract Schedule but will not be less than 3%. The Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 3%.
The Contract is a complex investment. Investment in the Contract involves investment risks, including potential loss of principal. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract permits ongoing withdrawals from the Shield Options prior to the Term End Date. However, the Contract may not continue to be appropriate for you if you plan to take withdrawals from a Shield Option prior to the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions or withdrawals under the systematic withdrawal program. Withdrawals (including required minimum distributions (“RMDs”) and systematic withdrawals) and Surrenders may be subject to income taxes and income tax penalties if taken before age 59 1∕2, and, if taken from the Shield Options before the end of a Term, may be based on an Interim Value calculation. A negative Interim Value could result in loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal or Surrender from the Shield Options before the Term End Date. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with a financial professional about whether the Contract continues to be appropriate for you.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Mutual funds, annuities and insurance products are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. You may lose money invested in the Contract.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The principal underwriter of the Contract is MetLife Investors Distribution Company ("MLIDC").

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since your last Prospectus. This may not reflect all of the changes that have occurred since you entered into your Contract.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES, EXPENSES AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes. If all or a portion of the Account Value is removed from a Shield Option or from the Contract before the end of a Term, we will apply an Interim Value calculation, which may be negative. In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you make a withdrawal,
Surrender, or otherwise remove amounts from the Shield Options before the
Term End Date due to a negative Interim Value.
For example, if you allocate $100,000 to a Shield Option with a 3-year Term, and later withdraw the entire amount before the Term has ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay taxes, and tax penalties.
Between the Term Start Date and the Term End Date, we use the Interim Value
to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs and systematic withdrawals); and
(4) Surrenders.
Fee Table Charges, Fees, and Adjustments Interim Value Calculation
Are there Transaction Charges?	No.	Fees
Are there Ongoing Fees and Expenses?
Yes. There is an implicit ongoing fee on the Shield Options to the extent that your participation in Index gains is limited by us through the use of certain
Rate Crediting Types (Cap Rate and Step Rate). This means that your returns may be lower than the Index’s returns. In return for accepting this limit on
Index gains, you will receive some protection from Index losses.
Fees
	RISKS	LOCATION IN PROSPECTUS
Is there a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract.
The currently offered Shield Options provide that we will absorb losses at least equal to 10% and 15%. Under these Shield Options, the maximum amount of loss you could experience due to negative Index Performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection and 85% for 15% downside protection.
We do not guarantee that there will always be a Shield Option under the
Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of
10% downside protection.
Principal Risks of Investing in the Contract, Shield Rates

	RISKS	LOCATION IN PROSPECTUS
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract’s tax deferral and long-
term income features are generally more beneficial to investors who intend to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes.
Amounts withdrawn from the Contract may result in taxes and tax penalties.
Amounts removed from a Shield Option or from the Contract before the end of a Term may also result in a negative Interim Value and proportional reduction to the Investment Amount associated with the Shield Option, as well as loss of positive Index Performance.
Withdrawals (including RMDs and systematic withdrawals) will reduce your
Account Value and the death benefit, perhaps significantly. The reduction may be more than the amount withdrawn.
Withdrawals from the Shield Options during a Term will reduce the Investment
Amount associated with the Shield Option by the same proportion that the
Interim Value of that Shield Option is reduced by the withdrawal. The proportionate reduction could be greater than the amount withdrawn even if the Index Value has increased. Reductions to the Investment Amount will reduce the Interim Value for that Shield Option for the remainder of the Term, and, as a result, the positive interest, if any, credited to the remaining
Investment Amount on the Term End Date will be less than if you had not taken a withdrawal.
During the Accumulation Period you may transfer your Account Value to or from the Fixed Account and to or from the Shield Option(s). Transfers may be made according to your instructions only during the Transfer Period following the Term End Date. See "Transfers."
If you do not provide transfer instructions during the Transfer Period following the Term End Date, the following procedures will apply:
●The Investment Amount allocated to the Shield Option that has reached its
Term End Date will automatically be renewed into the same Shield Option for a new Term, subject to the new Cap Rate or Step Rate, as applicable, declared for that Term.
●If the same Shield Option is no longer available for investment at the Term
End Date, the Investment Amount in that Shield Option will automatically be transferred to the Fixed Account at the Term End Date, subject to the new interest rate declared for that Fixed Account Term.
Principal Risks of Investing in the Contract

	RISKS	LOCATION IN PROSPECTUS
What are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation
Options available under the Contract (e.g., the Shield Options). Each Allocation
Option (including the Fixed Account) will have its own unique risks. You should review the available Allocation Options before making an investment decision.
The Cap Rate and Step Rate will limit positive Index returns (e.g., limited upside). This may result in you earning less than the Index return.
For example:
●Cap Rate. If the Index Performance is 15%, and the Cap Rate is 10%, we
will credit a 10% Performance Rate at the end of the Term.
●Step Rate. If the Index Performance is 15%, and the Step Rate is 8%, we
will credit an 8% Performance Rate at the end of the Term.
●The Shield Rate, as applicable, will limit the negative Index returns (e.g., limited protection in the case of market decline). For example, if the
Index Performance is -25%, and you invest in a Shield Option with a 10%
Shield Rate, we will credit a -15% Performance Rate at the end of the
Term (the amount of negative Index Performance that exceeds the Shield
Rate).
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index.
This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Principal Risks of Investing in the Contract, Indices Rate Crediting, Indices Rate Crediting, Shield Rate Types, The Fixed Account
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company.
Any obligations (including under any Fixed Account and Shield Options), guarantees, or benefits are subject to our claims-paying ability. More information about us, including our applicable financial strength ratings, is available upon request by contacting us at https://www.metlife.com/about-us/
corporate-profile/ratings/.
Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are there Restrictions on the Investment Options?
Yes. Limits on transfers. Transfers may only be made during the Accumulation
Period, and only to or from the Fixed Account and to or from the Shield
Option(s). Transfers among the Fixed Account and the Shield Options may only be made during the Transfer Period at the end of each Term. The minimum transfer amount is $500.
We can add or discontinue any Shield Option. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available, although it may not be substantially similar to any one of the currently available Shield Options.
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or we determine that our use of such Index should be discontinued because we are no longer licensed to use the Index, the method of calculation of the Index Value is substantially changed, or if Index
Values become unavailable for any reason.
We may change Cap Rates and/or Step Rates declared for the Shield Options from one Term to the next, subject to the minimum guaranteed rates.
Each Shield Option’s Shield Rate is guaranteed not to change for the life of the currently offered Shield Options. However, we may add or discontinue any
Shield Option, so the Shield Rates offered under the Contract may change from one Term to the next.
We may change the interest rate for the Fixed Account declared from one Fixed
Account Term to the next, subject to the Minimum Guaranteed Interest rate applicable to any Contract, which will not be less than 1%.
The Contract is a single premium product. Additional Purchase Payments will not be accepted.
Principal Risks of Investing in the Contract Purchase, Shield Options, Addition or Discontinuance, Transfers, The Fixed Account
Are There any Restrictions on Contract Benefits?
Yes. Subject to certain conditions, Contract benefits may be modified or terminated by the Company.
All withdrawals (including RMDs and systematic withdrawals) will reduce the death benefit. Such reductions may be significant and may be more than the amount of the withdrawal and may even terminate the benefit.
Principal Risks of Investing in the Contract, Death Benefit
	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract.
There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA).
Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
Principal Risks of Investing in the Contract, Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Financial Professionals Compensated?	Your financial professional may have received compensation for selling this Contract to you in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation.	Distribution of the Contracts

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Should I Exchange My Contract?
If you already own an insurance contract, some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
The Annuity Contract – Replacement of Contracts

IMPORTANT TERMS YOU SHOULD KNOW
In this prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value and the value of the Shield Option(s) under the Contract during the Accumulation Period.
Accrued Cap Rate. The portion of the Cap Rate that has accrued from the Term Start Date to any day within the Term. This is the maximum Index Performance that may be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is greater than zero. The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accrued Shield Rate. The portion of the Shield Rate that has accrued from the Term Start Date to any day within the Term. This is the amount that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is less than zero. The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
Accumulation Period. The period prior to the Annuity Date.
Allocation Option. Includes the Shield Option(s) and the Fixed Account.
Annuitant. The natural person(s) listed on the Contract Schedule on whose life Annuity Payments are based. Any reference to Annuitant will also include any Joint Annuitant under an Annuity Option.
Annuity Date. A date on which you choose to begin receiving Annuity Payments. If we agree, you may change the Annuity Date, subject to certain requirements. If you do not choose an Annuity Date, the Annuity Date will be the Annuity Date indicated on the Contract Schedule.
Annuity Service Office. The office indicated on the latest correspondence to which Notices and requests must be sent, or as otherwise changed by notification from us.
Beneficiary. The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant.
Business Day. Our “business day” is generally any day the New York Stock Exchange (NYSE) is open for regular trading. For purposes of receipt of Notice for administrative requests and transactions, a Business Day ends at the earlier of 4:00 PM Eastern Time or when the NYSE closes. If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a Business Day.
Cap Rate. The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and unless you have a Shield Option with a 1-Year Term, is not an annual rate.
Code. The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of the Contract.
Contract. The legal agreement between you and MLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Schedule. The schedule attached to your Contract.
Contract Year. A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Death Benefit Amount. For the standard death benefit, the Account Value, and for the optional Return of Premium death benefit, the greater of the Account Value and your Purchase Payment (reduced proportionately by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal) determined as of the end of the Business Day on which we have received Notice of due proof of death and an acceptable election for the payment method.
Fixed Account. An account that consists of all of the assets under the Contract other than those in the Separate Account. You may allocate your Purchase Payment to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of MLIC.
Fixed Account Term (Interest Rate Term). The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term (Interest Rate Term) will extend beyond the Annuity Date. The minimum Fixed Account Term (Interest Rate Term) depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Term End Date (Interest Rate Term End Date). The Contract Anniversary on which a Fixed Account Term (Interest Rate Term) ends.
Fixed Account Term Start Date (Interest Rate Term Start Date). The Contract Anniversary on which a Fixed Account Term (Interest Rate Term) is established. If chosen at issue, the initial Fixed Account Term Start Date (Interest Rate Term Start Date) begins on the Issue Date or otherwise it will begin on the first Contract Anniversary on which you allocate to the Fixed Account.
Fixed Account Value. The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals; and less (d) any Premium Tax or other taxes, if applicable.
General Account. Comprised of MLIC’s assets, other than assets in any separate accounts it may maintain.
Good Order. A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone and internet) along with all forms, information and supporting legal documentation necessary to affect the transaction. This information and documentation generally include to the extent applicable to the transaction: your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Shield Options, or the Fixed Account if applicable, affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consent.
We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial professional before submitting the form or request.

Income Payments. A series of payments made by us during the Annuity Period, which we guarantee as to dollar amount.
Income Period. A period starting on the Annuity Date during which Annuity Payments are payable.
Index (Indices). The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices at our discretion.
Interim Value. For each Shield Option, Interim Value is the value we assign on any Business Day other than the Term Start Date and the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. After the Transfer Period, the Interim Value is a calculated value (as described in the “Interim Value Calculation” section) and is the amount that is available for annuitization, death benefits, withdrawals and Surrenders.
Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date, reduced proportionately for any withdrawals at the time of such withdrawals by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date, adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date. The date the Contract is issued.
Joint Annuitant. If there is more than one Annuitant, each Annuitant will be a Joint Annuitant of the Contract.
Joint Owner. If there is more than one Owner, each Owner will be a Joint Owner of the Contract. Joint Owners are limited to natural persons.
Maturity Date. The Maturity Date is the Contract Anniversary after the oldest Owner’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. The Contract will be annuitized at the Maturity Date.
Minimum Account Value. $2,000. If your Account Value falls below the Minimum Account Value as a result of a withdrawal we will treat the withdrawal request as a request for a full withdrawal.
MLIC (“we,” “us,” “our”). Metropolitan Life Insurance Company.
Minimum Guaranteed Cap Rate . The actual Minimum Guaranteed Cap Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 1%.
Minimum Guaranteed Interest Rate. The current Minimum Guaranteed Interest Rate will not be less than 1%. This interest rate is guaranteed to be a rate not less than the minimum interest rate allowed by state law — see Appendix E. The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown in the Fixed Account Rider attached to your Contract and applies only to amounts in the Fixed Account.
Minimum Guaranteed Step Rate. The actual Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule but will not be less than 1%.
Minimum Partial Withdrawal Amount. $500.

Notice. Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Annuity Service Office and received in Good Order. To be effective for a Business Day, a Notice must be received in Good Order prior to the end of that Business Day.
NYSE. New York Stock Exchange.
Owner (you, yours). The person(s) entitled to the ownership rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or certain other legal entities. If Joint Owners are named, all references to Owner shall mean Joint Owners. Joint Owners must be natural persons.
Performance Rate. The rate credited at the Term End Date and is based on the Index Performance, adjusted for the applicable Shield Rate and Rate Crediting Type. The Performance Rate represents a percentage that can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Performance Rate Adjustment. The adjustment made to the Investment Amount for each Shield Option on the Term End Date. The Performance Rate Adjustment represents a dollar amount that can be positive, zero or negative. When the Performance Rate Adjustment is positive we may also refer to this adjustment as “earnings.” When the Performance Rate Adjustment is negative we may also refer to this adjustment as “losses.”
Premium Tax. The amount of tax, if any, charged by the state or municipality.
Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides. Purchase Payments are no longer accepted.
Rate Crediting Type. Either the Cap Rate or the Step Rate.
RMD. Required Minimum Distribution.
SEC. Securities and Exchange Commission.
Securities Indices. Indices based on the performance of securities.
Separate Account. The separate account is MLIC Separate Account SII.
Shield 10. The Contract provides downside protection through the Shield 10, which is a Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15. The Contract provides downside protection through the Shield 15, which is a Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield Rate. A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10 and Shield 15.

Shield Option. You may transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate either a Cap Rate or Step Rate.
Step Rate. The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Surrender. A full withdrawal of your Account Value.
Term. The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year or 3 years. The initial Term(s) began on the Issue Date.
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date. The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) began on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.
Transfer Period . The five (5) calendar days following the Contract Anniversary coinciding with the Term End Date for each applicable Shield Option and/or the Fixed Account Term End Date (Interest Rate Term End Date) for the Fixed Account, during the Accumulation Period.
Withdrawal Charge. A charge that may have been applied to the percentage of the amount withdrawn from your Account Value in a Contract Year. The Withdrawal Charge was applicable for the first six complete Contract Years after the Issue Date. All contracts were issued at least six complete Contract Years ago and the Withdrawal Charge is therefore no longer applicable to any Contracts.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Shield Options currently available under the Contract. We may change the features of the Shield Options listed below (including the Index and the current limits on Index gains and losses), offer new Shield Options, and terminate existing Shield Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.metlife.com. See “Shield Options,” “Shield Rates,” and “Rate Crediting Types” sections in the prospectus for more information.
Note: If amounts are removed from a Shield Option before the end of a Term, we will apply an Interim Value calculation. This Interim Value calculation may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Term. See “Interim Value Calculation” under “Charges, Fees, And Adjustments” and the “Withdrawal Provisions” section in the prospectus for more information.
Index [1]	Type of Index	Term	Shield Rate	Minimum Guaranteed Rate for Rate Crediting Type	Current Limits on Index Loss (if held until end of Option period)	Minimum Limit on Index Gain (for the life of the Option)
S&P 500 Index	Market	3 Yr	15%	3 % Cap Rate	85%	3%
Russell 2000 Index	Market	3 Yr	15%	3 % Cap Rate	85%	3%
MSCI EAFE Index	Market	3 Yr	15%	3 % Cap Rate	85%	3%
Russell 2000	Market	3 Yr	10%	3 % Cap Rate	90%	3%
S&P 500 Index	Market	3 Yr	10%	3 % Cap Rate	90%	3%
MSCI EAFE Index	Market	3 Yr	10%	3 % Cap Rate	90%	3%
S&P 500 Index	Market	1 Yr	10%	1 % Cap Rate	90%	1%
Russell 2000	Market	1 Yr	10%	1 % Cap Rate	90%	1%
MSCI EAFE Index	Market	1 Yr	10%	1 % Cap Rate	90%	1%
S&P 500 Index	Market	1 Yr	10%	1% Step Rate	90%	1%
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 10% downside protection.
The Minimum Guaranteed Cap Rate for your Contract is the amount shown in your Contract but will not be less than 1% for Shield Options with a 1-Year term and 3% for Shield Options with a 3-Year term. The Minimum Guaranteed Step Rate for your Contract is the amount shown in your Contract but will not be less than 1%.
A-1

The following is information on the Fixed Interest Account currently available under the Contract. We reserve the right to restrict purchase payments and transfers to the Fixed Interest Account when the yield on investments is not expected to support the Minimum Guaranteed Interest Rate. We will provide you with written notice before doing so.
Name	Fixed Account Term	Minimum Guaranteed Interest Rate[2]
Fixed Account	1 Year	1%
2
The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown in your Contract and applies only to amounts in the Fixed Account.
A-2

APPENDIX B: INDEX PUBLISHERS
MLIC uses the Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this prospectus in accordance with MLIC’s license agreements with the publishers of the Indices:
S&P Opco, LLC requires that the following disclaimer be included in this prospectus:
The S&P 500® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by affiliates of MetLife, Inc., including Metropolitan Life Insurance Company and MetLife Investors Distribution Company (collectively, "MetLife"). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MetLife, Inc. It is not possible to invest directly in an index. MetLife Shield Level SelectorSM 3-Year Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of MetLife Shield Level SelectorSM 3-Year Annuity or any member of the public regarding the advisability of investing in securities generally or in MetLife Shield Level SelectorSM 3-Year Annuity particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to MetLife with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to MetLife or MetLife Shield Level SelectorSM 3-Year Annuity. S&P Dow Jones Indices have no obligation to take the needs of MetLife or the owners of MetLife Shield Level SelectorSM 3-Year Annuity into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of MetLife Shield Level SelectorSM 3-Year Annuity. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY METLIFE, OWNERS OF METLIFE SHIELD LEVEL SELECTORSM 3-YEAR ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED

ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE METLIFE SHIELD LEVEL SELECTORSM 3-YEAR ANNUITY REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND METLIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Frank Russell Company requires that the following disclaimer be included in this prospectus:
The MetLife Shield Level SelectorSM 3-Year Annuity is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the MetLife Shield Level SelectorSM 3-Year Annuity or any member of the public regarding the advisability of investing in securities generally or in the MetLife Shield Level SelectorSM 3-Year Annuity particularly or the ability of the Russell 2000® Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000® Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000® Index is based. Russell’s only relationship to affiliates of MetLife, Inc., including MetLife Investors Distribution Company and Metropolitan Life Insurance Company (collectively, “MetLife”) is the licensing of certain trademarks and trade names of Russell and of the Russell 2000® Index which is determined, composed and calculated by Russell without regard to MetLife or the MetLife Shield Level SelectorSM 3-Year Annuity. Russell is not responsible for and has not reviewed the MetLife Shield Level SelectorSM 3-Year Annuity nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the MetLife Shield Level SelectorSM 3-Year Annuity.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY METLIFE, INVESTORS, OWNERS OF THE METLIFE SHIELD LEVEL SELECTORSM 3-YEAR ANNUITY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI Inc. requires that the following disclaimer be included in this prospectus:
THE METLIFE SHIELD LEVEL SELECTORSM 3-YEAR ANNUITY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY AFFILIATES OF METLIFE, INC. INCLUDING METLIFE INVESTORS DISTRIBUTION COMPANY AND METROPOLITAN LIFE INSURANCE COMPANY (COLLECTIVELY, “METLIFE”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET

PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of the MetLife Shield Level SelectorSM 3-Year Annuity, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

APPENDIX C: INDEX SUBSTITUTION INVESTMENT AMOUNT EXAMPLE
The following example illustrates how we would calculate your Investment Amount on a Term End Date when there is an Index substitution. We assume no withdrawals and a $100,000 Purchase Payment into a Shield Option with a 1-Year Term /Shield 10 / S&P 500® Index with a Cap Rate of 10%.
Initial Account Value
Investment Amount at Term Start Date	$100,000
Term	1-Year
Initial Index	S&P 500® Index
Index Value on Term Start Date for S&P 500® Index	1,400
Cap Rate	10%
Shield Rate	10%
On date of Index Substitution halfway through the Term:
Index substitution
Number of days since Term Start Date	183
Index Value for S&P 500® Index	1,330
Index Performance for S&P 500® Index(1)	–5%
Substituted Index	Russell 2000® Index
Index Value for Russell 2000® Index on substitution date	1,250
Calculation of Investment Amount at Term End Date:
Index Value for Russell 2000® Index	1,375
Index Performance for S&P 500® Index(1)	–5%
Index Performance for Russell 2000® Index(2)	10%
Total Index Performance for the Term(3)	4.5%
Cap Rate	10%
Shield Rate	10%
Performance Rate(4)	4.5%
Performance Rate Adjustment(5)	$4,500
Investment Amount at Term End Date(6)	$104,500
The following notes to the tables above provide important calculations showing how certain values are determined.
(1) Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Index substitution. Index Performance is calculated as follows:
(1330 [Index Value at date of substitution] — 1400 [Index Value at Term Start Date]) ÷ 1400 [Index Value at Term Start Date]) = –5%
(2) Index Performance is equal to the percentage change in the Index Value measured from the date of the Index substitution to the Term End Date. Index Performance is calculated as follows:
(1375 [Index Value at Term End Date] — 1250 [Index Value at date of the substitution]) ÷ 1250 [Index Value at date of substitution]) = 10%
(3) Since there was an Index substitution from the S&P 500® Index (initial Index) to the Russell 2000® Index (substituted
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Index), the total Index Performance for the Term is equal to the S&P 500® Index Value at the Index substitution date
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APPENDIX D: RETURN OF PREMIUM DEATH BENEFIT EXAMPLE
The purpose of this example is to illustrate the operation of the Return of Premium death benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index Performance for the Shield Options chosen. The examples do not reflect the deduction of taxes and tax penalties.
Return of Premium Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Return of Premium death benefit proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.
		Date	Amount
A	Purchase Payment	Issue Date	$100,000
B	Account Value	First Contract Anniversary	$90,000
C	Death Benefit	First Contract Anniversary	$100,000 (=greater of A and B)
D	Withdrawal	One Day After the First Contract Anniversary	$9,000
E	Percentage Reduction in Account Value	One Day After the First Contract Anniversary	10% (=DB)
F	Account Value after Withdrawal	One Day After the First Contract Anniversary	$81,000 (=BD)
G	Purchase Payment Reduced for Withdrawal	One Day After the First Contract Anniversary	(=$90,000 (=A-(A x E)
H	Death Benefit	One Day After the First Contract Anniversary	$90,000 (= greater of F and G)
Notes to Example.
Purchaser is age 60 at issue.
The Account Values on the First Contract Anniversary and One Day after the First Contract Anniversary are assumed to be equal prior to the withdrawal.
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APPENDIX E: THE FIXED ACCOUNT
The Fixed Account is a funding option that may be available and is part of MLIC’s General Account assets. These General Account assets include all assets of MLIC other than those held in the Separate Accounts sponsored by MLIC or its affiliates.
Any interest in the Fixed Account is not a security under the Securities Act of 1933 and the Fixed Account is not registered under or regulated by the Investment Company Act of 1940. Accordingly, the Fixed Account is not offered by virtue of the prospectus. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Under the Fixed Account, MLIC assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. We guarantee that, at any time, the Fixed Account Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable Premium Taxes or prior withdrawals.
Account Value allocated to the Fixed Account and any transfers made to the Fixed Account become part of MLIC’s General Account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Investment Amounts into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the Minimum Guaranteed Interest Rate specified in your Contract. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, neither the Fixed Account nor the General Account is registered or regulated under the Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.
Investment income from the Fixed Account allocated to us includes compensation for risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.
We guarantee that for the life of the Contract interest credited to your Fixed Account Value during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate allowed by state law. The current Minimum Guaranteed Interest Rate applicable to any Contract will not be less than 1%. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the Minimum Guaranteed Interest Rate at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the Minimum Guaranteed Interest Rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.
For renewals into the Fixed Account, the new guaranteed interest rate will be declared for each subsequent Fixed Account Term. At the Fixed Account Term End Date, the Fixed Account Value will automatically be renewed into the same Fixed Account Term, with the new interest rate, unless otherwise instructed by you. If the Fixed Account is not available at the end of the existing Fixed Account Term, these amounts will automatically transfer into the Holding Account at the end of the Fixed Account Term unless otherwise instructed by you to transfer into one or more available Shield Options. You have the Transfer Period to notify us that you want to transfer some or all of your Fixed Account Value to a new Shield Option(s).
Fixed Account Value. We credit interest to the portion of the Account Value allocated to the Fixed Account. (See “Interest Crediting” below.) The Fixed Account is part of our General Account. We guarantee that the interest
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credited to your initial allocation to the Fixed Account during the Fixed Account Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate. Thereafter, we will declare an interest rate as of each subsequent Fixed Account Term and such rate will not be less than the Minimum Guaranteed Interest Rate. If the declared interest rate equals the Minimum Guaranteed Interest Rate, we reserve the right to restrict transfers and allocations into the Fixed Account.
The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, as applicable, including any transfers; plus (b) any interest credited by us; less (c) the amount of any withdrawals; and less (d) any Premium Tax or other taxes, if applicable.
Interest Crediting. Interest will be compounded and credited daily to the Fixed Account at an annual effective interest rate declared by us. Interest will be credited on amounts allocated to the Fixed Account through the effective date such amounts are withdrawn or transferred from the Fixed Account.
Important terms that will help you understand this Appendix E:
Fixed Account Term. The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Value. The Fixed Account Value at the end of the Fixed Account Term.
Transfers. During the Accumulation Period you may only make a transfer to or from the Fixed Account and/or to or from a new Shield Option(s) during the Transfer Period. Once we receive allocation instructions from you, we will transfer the amounts in the Fixed Account to the Shield Option(s) on the next Contract Anniversary. The effective date of such transfer is the first day of the Fixed Account Term and/or a Term(s) in which the transfer is made.
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The Statement of Additional Information (SAI) dated October 1, 2026 includes additional information about the MLIC. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI or to request other information about the Contract, and to make investor inquiries, call us at (800) 343-8496.
Reports and other information about MLIC are available on the SEC’s website at https://www.sec.gov/, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C0000937834